Exhibit 99.1

Formation Minerals, Inc. Announces Entry Into $1,000,000 Common Stock Purchase Agreement and Corporate Update

Jacksboro, TX, January 21, 2025 (GLOBE NEWSWIRE) – Formation Minerals, Inc. “Formation” or the “Company”) (OTCQB: FOMI), a pure play oil and gas company based in Jacksboro, Texas, engaged in the acquisition and management of mineral and royalty interests in lower risk, onshore oil and gas properties within the major oil and gas plays in the United States, today announced that on January 14, 2025, the Company entered into an Common Stock Purchase Agreement (the “Purchase Agreement”) with Alumni Capital, LP ("Alumni"), a private investment and management group providing financial solutions for high-potential small cap companies, to raise up to $1,000,000 (the “Commitment Amount”), subject to the satisfaction or waiver of certain customary conditions.

Under the terms and subject to the conditions of the Purchase Agreement, the Company has the right, but not the obligation, to sell to Alumni, and Alumni is obligated to purchase up to a number of shares of the Company’s common stock equal to the Commitment Amount. Such sales of common stock by the Company, if any, will be subject to certain limitations set forth in the Purchase Agreement, and may occur from time to time, at the Company’s sole discretion, commencing on the date of the Purchase Agreement and ending on December 31, 2025 or until such earlier time as the Commitment Amount has been satisfied; provided that there is an effective registration statement covered the resale of such shares. The purchase price for such shares will be 75% of the lowest traded price of the common stock on the OTCQB or such other the principal market on which the common stock is then listed and traded during the five business days prior to a closing date provided, however, that if at any time, such shares of common stock are listed and traded on The Nasdaq Stock Market LLC or another national securities exchange having similar price restrictions, the purchase price will be 90% of the lowest volume weighted average price during the applicable pricing period. The Company intends to file a Current Report on Form 8-K with respect to the Purchase Agreement, which will include additional information regarding the terms of the Purchase Agreement, which will be available on the SEC’s website.

On January 14, 2025, as consideration for Alumni’s entry into the Purchase Agreement, the Company issued to Alumni a common stock purchase warrant (the “Warrant”) to purchase up to a number of shares of common stock with an aggregate value equal to 50% of the Commitment Amount divided by the exercise price of the Warrant, which is based on a Company valuation of $5,000,000. The exercise price per warrant share will be calculated by dividing $5,000,000 by the total number of issued and outstanding shares of common stock as of the Exercise Date (as defined in the Warrant). The Warrant will expire on January 14, 2030.

The Company intends to use the net proceeds from the sale of any shares of common stock under the Purchase Agreement and upon exercise of the Warrant for general corporate and working capital purposes and acquisitions of assets, businesses or operations or for other purposes that the board of directors of the Company, in good faith, deems to be in the best interest of the Company. Alumni was also granted certain customary registration rights with respect to the resale of the shares of common stock issuable under the Purchase Agreement and upon exercise of the Warrant.

“The capital from Alumni is an important milestone for providing the foundation for growth and development following the Company’s merger transaction and uplist to the OTCQB. We believe Formation has a unique business plan which allows for the opportunistic acquisition of revenue producing assets in the energy sector. We intend to continue pursuing a true buy low and sell high strategy based upon our secure platform and are very bullish on oil and gas at this time and look forward to capitalizing on the opportunities we see currently,” said Scott Cox, Chief Executive Officer of Formation. “Our proactive approach allows us to optimize our portfolio and invest in high-potential properties. Formation remains dedicated to continuously refining our asset mix, maximizing returns, and creating sustainable value for our shareholders,” Mr. Cox continued.

The Warrant was, and the shares of common stock issuable pursuant to the Purchase Agreement and upon exercise of the Warrant will be, issued and sold in reliance upon the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), Rule 506 of Regulation D promulgated by the SEC under the Securities Act, and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments in common stock to be made pursuant to the Purchase Agreement. This press release shall not constitute an offer to sell or a solicitation of an offer to buy any shares of common stock in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

In addition to obtaining this access to financing, the Company is excited to provide the following corporate updates:

●	Strategic Accounting Partnerships: The Company has entered into new strategic accounting partnerships which we expect will streamline our accounting process as well as result in significant cost-savings over prior accounting spend. We are working diligently to work with the new accounting team to complete the review of our financial statements for three and six months ended October 31, 2024 to enable us to file the associated Quarterly Report on Form 10-Q as soon as practicable.

●	Mineral Acquisitions: The Company continues to work on identifying and creating a pipeline of opportunistic and synergistic acquisitions which management believes will add significant value to the Company’s balance sheet and monthly revenue. Currently the Company is very bullish on natural gas and believes there to be a tremendous growth opportunity within the sector in the upcoming year.

About Formation Minerals, Inc.

Formation is an oil and gas company based in Jacksboro, Texas, focused on acquiring and managing high-growth oil and gas minerals and royalties in the premier U.S. basins. The Company currently owns producing mineral, royalty, and overriding royalty interests in the DJ Basin of Colorado and Wyoming, the Haynesville Shale of Louisiana, the Delaware and Permian Basin of Texas, the Marcellus and Utica shales in West Virginia, and the Anadarko Basin in Oklahoma. The Company is focused on providing strong stockholder returns through asset growth generated by our acquisitions and organic growth of the Company’s properties.

Forward-Looking Statements

Statements in this press release that are not strictly historical are “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These statements involve a high degree of risk and uncertainty, are predictions only, and actual events or results may differ materially from those projected in such forward-looking statements. Words such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Factors that could cause or contribute to differences include the Company’s ability to sell any shares under the Purchase Agreement, the timing of filing a registration statement with respect to the resale of such shares, the Company’s ability to file its Quarterly Report on Form 10-Q for the quarter ended October 31, 2024 and timely file its subsequent periodic reports, the Company’s ability to identify, create a pipeline of, and complete opportunistic and synergistic acquisitions and the resulting impact on the Company’s balance sheet and monthly revenue, the Company’s ability to maintain the listing of its common stock on the OTCQB, the risk that the Company is not able to maintain and enhance its brand and reputation in its marketplace, adversely affecting Formation’s business, financial condition and results of operations, the risk that periods of rapid growth and expansion could place a significant strain on Formation’s resources, including its employee base, which could negatively impact Formation’s operating results, changes in relationships with third parties and other factors described in the Company’s most recent periodic filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2023 and Quarterly Reports on Form 10-Q. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Formation assumes no obligation to, and does not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Formation does not give any assurance that Formation will achieve its expectations.

Contact:
Kirin Smith, President
PCG Advisory, Inc.
ksmith@pcgadvisory.com